UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2018

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously announced, on March 31, 2018, FirstEnergy Solutions Corp. and all of its subsidiaries (collectively, “FES”) and FirstEnergy Nuclear Operating Company (together with FES, the “FES Debtors”) voluntarily filed petitions for relief under Chapter 11 of the U. S. Bankruptcy Code with the U.S. Bankruptcy Court for the Northern District of Ohio in Akron (the “Bankruptcy Court”).
FirstEnergy Corp. (the “Company”) has been engaged in substantive negotiations (the “Settlement Discussions”) with two groups of key FES creditors regarding a comprehensive resolution of claims among the FES Debtors and the Company. The steering committee of one such group (the “FES Ad Hoc Noteholder Group”) collectively holds a majority in the aggregate of (i) the pollution control revenue bonds supported by notes issued by FirstEnergy Generation, LLC and FirstEnergy Nuclear Generation, LLC, and (ii) the senior notes issued by FES, and the other group (the “FES Mansfield Group”) holds a majority of pass-through certificates issued in connection with the sale-leaseback transaction for Unit 1 of the Bruce-Mansfield plant (the FES Mansfield Group and the FES Ad Hoc Noteholder Group, collectively, are referred to as the “FES Creditor Groups”). During the course of the Settlement Discussions and subject to the terms of non-disclosure agreements that the Company entered into with certain members of the FES Creditor Groups, the Company provided the FES Creditor Groups with certain confidential information. The Company and the FES Creditor Groups have reached an agreement in principle (the “Agreement in Principle”) to resolve certain claims by the Company against the FES Debtors and all claims by the FES Debtors and their creditors against the Company. The Company and the FES Creditor Groups have commenced discussions with the FES Debtors (approval by FES Debtors’ boards of directors ultimately required) and expect to engage with the official committee of unsecured creditors that was appointed in connection with the FES Debtors’ chapter 11 cases with respect to the Agreement in Principle. The Agreement in Principle is subject to, among other things, execution of definitive agreements, the approval by the boards of directors of the Company and Allegheny Energy Supply Company, LLC, and approval by the Bankruptcy Court. In addition, the FES Mansfield Group’s support for the Agreement in Principle is subject to and conditioned upon the ultimate implementation of the agreement between the FES Creditor Groups concerning the treatment of certain Mansfield-related claims set forth on the term sheet attached to the summary of material terms of the Agreement in Principle described in the immediately following sentence (the “Mansfield Claims Term Sheet”).
A summary of the material terms of the Agreement in Principle (including the Mansfield Claims Term Sheet) is set forth on Exhibit 99.1 furnished herewith and incorporated herein by reference thereto.
The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The furnishing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished herewith:
Exhibit No.     Description
99.1        Agreement in Principle Term Sheet

Forward-Looking Statements: This Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "forecast," "target," "will," "intend," “believe,” "project," “estimate," "plan" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the ability to successfully execute an exit of commodity-based generation that minimizes cash outflows and associated liabilities, including, without limitation, the losses, guarantees, claims and other obligations of FirstEnergy Corp., together with its consolidated subsidiaries (FirstEnergy) as such relate to the entities previously consolidated into FirstEnergy, including FirstEnergy Solutions Corp.(FES), its subsidiaries and FirstEnergy Nuclear Operating Company (FENOC), which have recently filed for bankruptcy protection; the potential for litigation and demands for payment against FirstEnergy by FES and FENOC or certain of their creditors; the risks associated with the bankruptcy cases of FES, its subsidiaries and FENOC, including, but not limited to, third-party motions in the cases that could adversely affect FirstEnergy, its liquidity or results of operations; the ability to experience growth in the Regulated Distribution and Regulated Transmission segments and the effectiveness of our strategy to operate as a fully regulated business; the accomplishment of our regulatory and operational goals in connection with our transmission and distribution investment plans, including, but not limited to, our planned transition to forward-looking formula rates; changes in assumptions regarding economic conditions within our territories, assessment of the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; the ability to accomplish or realize anticipated benefits from strategic and financial goals, including, but not limited to, the ability to grow earnings in our regulated businesses, continue to reduce costs and to successfully execute our financial plans designed to improve our credit metrics and strengthen our balance sheet; the risks and uncertainties associated with litigation, arbitration, mediation and like proceedings; the uncertainties associated with the deactivation of our remaining commodity-based generating units, including the impact on vendor commitments, and as it relates to the reliability of the transmission grid, the timing thereof; costs being higher than anticipated and the success of our policies to control costs; the uncertainty of the timing and amounts of the capital expenditures that may arise in connection with any litigation, including New Source Review litigation, or potential regulatory initiatives or rulemakings; changes in customers' demand for power, including, but not limited to, changes resulting from the implementation of state and federal energy efficiency and peak demand reduction mandates; economic and weather conditions affecting future sales, margins and operations, such as significant weather events, and all associated regulatory events or actions; changes in national and regional economic conditions affecting FirstEnergy and/or our major industrial and commercial customers, and other counterparties with which we do business; the impact of labor disruptions by our unionized workforce; the risks associated with cyber-attacks and other disruptions to our information technology system that may compromise our generation, transmission and/or distribution services and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information regarding our business, employees, shareholders, customers, suppliers, business partners and other individuals in our data centers and on our networks; the impact of the regulatory process and resulting outcomes on the matters at the federal level and in the various states in which we do business, including, but not limited to, matters related to rates; the impact of the federal regulatory process on Federal Energy Regulatory Commission (FERC) regulated entities and transactions, in particular FERC regulation of PJM Interconnection, L.L.C. (PJM) wholesale energy and capacity markets and cost-of-service rates, as well as FERC’s compliance and enforcement activity, including compliance and enforcement activity related to North American Electric Reliability Corporation’s mandatory reliability standards; the uncertainties of various cost recovery and cost allocation issues resulting from American Transmission Systems, Incorporated's realignment into PJM; the ability to comply with applicable state and federal reliability standards and energy efficiency and peak demand reduction mandates; other legislative and regulatory changes, including the federal administration's required review and potential revision of environmental requirements, including, but not limited to, the effects of the United States Environmental Protection Agency's Clean Power Plan, Coal Combustion Residuals, Cross-State Air Pollution Rule and Mercury and Air Toxics Standards programs, including our estimated costs of compliance, Clean Water Act (CWA) waste water effluent limitations for power plants, and CWA 316(b) water intake regulation; changing market conditions that could affect the measurement of certain liabilities and the value of assets held in our pension trusts and other trust funds, and cause us and/or our subsidiaries to make additional contributions sooner, or in amounts that are larger, than currently anticipated; the impact of changes to significant accounting policies; the impact of any changes in tax laws or regulations, including the Tax Cuts and Jobs Act, adopted December 22, 2017, or adverse tax audit results or rulings; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us and our subsidiaries; further actions that may be taken by credit rating agencies that could negatively affect us and/or our subsidiaries’ access to financing, increase the costs thereof, letters of credit and other financial guarantees, and the impact of these events on the financial condition and liquidity of FirstEnergy Corp. and/or its subsidiaries; issues concerning the stability of domestic and foreign financial institutions and counterparties with which we do business; and the risks and other factors discussed from time to time in our United States Securities and Exchange Commission (SEC) filings, and other similar factors. Dividends declared from time to time on FirstEnergy Corp.'s common stock, and thereby on FirstEnergy Corp.'s preferred stock, during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.'s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in our filings with the SEC. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on our business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. We expressly disclaim any obligation to update or revise, except as required by law, any forward-looking statements contained herein as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 23, 2018

FIRSTENERGY CORP.
Registrant

By:	/s/ Jason S. Petrik
Jason S. Petrik Assistant Controller

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